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                ACTION BY WRITTEN CONSENT OF GENERAL PARTNER OF
                         PIMCO ADVISORS HOLDINGS L.P.

     This Action by Written Consent (this "Consent") of the General Partner of PIMCO Advisors Holdings L.P. ("Holdings") is made by PIMCO Partners, G.P., a California general partnership ("PGP"), as the General Partner of Holdings, effective as of September __, 1999 (the "Effective Date").

                                   RECITALS
                                   --------

     WHEREAS, PGP is the General Partner of Holdings (as such term is defined in the Amended and Restated Agreement of Limited Partnership of PIMCO Advisors Holdings L.P. (the "Partnership Agreement"), all capitalized terms used herein and not otherwise defined having the meanings set forth in the Partnership Agreement); and

     WHEREAS, pursuant to Section 10.2(a) of the Partnership Agreement, the General Partner has the power to constitute a board or committee and delegate any and all delegable powers of the General Partner to such board or committee and to revise or revoke any such constitution and delegation; and

     WHEREAS, on November 4, 1997, the General Partner in a written action (the "Delegation") constituted a management board (the "Management Board") and delegated to the Management Board all of the General Partner's rights, powers and duties to manage and control the business and affairs of Holdings, except the rights, powers and duties which cannot be delegated as set forth in the Partnership Agreement; and

     WHEREAS, on June 30, 1998, the Partnership Agreement was amended and restated and the General Partner desires to amend and restate Section 1(a) of the Delegation in order to reflect the current Partnership Agreement; and

     WHEREAS, the General Partner desires to further revise the Delegation and revoke the power of the Management Board to approve or to take any action with respect to any transaction or series of transactions: (i) involving a merger or consolidation of Holdings or Advisors with any other Business Entity, (ii) involving any sale of all or substantially all of the assets of Holdings or Advisors, (iii) involving the exchange of all or substantially all of the outstanding units in Holdings or Advisors, (iv) which results in a change of control of Holdings or Advisors, or (v) to which Holdings or its partners are a party which results or is expected to result in Holdings no longer having a class of securities registered under Section 12 of the Exchange Act and listed or admitted to trading on a National Securities Exchange;

     NOW, THEREFORE, BE IT RESOLVED, that Section 1(a) of the Delegation be, and hereby is, amended and restated as follows:

     "(a) The General Partner hereby constitutes the Management Board of the Partnership and delegates to the Management Board all of the General Partner's rights, powers and duties to manage and control the business and affairs of the Partnership, except the rights, powers and duties enumerated in Section 10.2(b) of the Partnership Agreement, and any transaction or series
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of transactions: (i) involving a merger or consolidation of Holdings or Advisors with any other Business Entity, (ii) involving any sale of all or substantially all of the assets of Holdings or Advisors, (iii) involving the exchange of all or substantially all of the outstanding units in Holdings or Advisors, (iv) which results in a change of control of Holdings or Advisors, or (v) to which Holdings or its partners are a party which results or is expected to result in Holdings no longer having a class of securities registered under Section 12 of the Exchange Act and listed or admitted to trading on a National Securities Exchange."

     RESOLVED FURTHER, that the Delegation, as revised by this Consent, is hereby effective;

     RESOLVED FURTHER, that the General Partner shall cause prompt notice of such actions to be given to the Management Board.

     IN WITNESS WHEREOF, the General Partner has caused this Consent to be executed as of the date first set forth above.

     Executed in Newport Beach, California on September 21, 1999.

     PIMCO PARTNERS, G.P.

     By:  PIMCO PARTNERS, LLC,
          a California limited liability company,
          General Partner

          By:    s/s WILLIAM S. THOMPSON
                 -----------------------
                 William S. Thompson
          Title: Chief Executive Officer

          By:    PIMCO HOLDING LLC,
                 a Delaware limited liability company,
                 General Partner

          By:    PACIFIC ASSET MANAGEMENT LLC,
                 a Delaware limited liability company
                 Member

                 By:  PACIFIC LIFE INSURANCE COMPANY,
                      a California life insurance company
                      Member

                      By:    s/s KHANH T. TRAN
                             -----------------
                             Khanh T. Tran, Chief Financial Officer
                      By:    s/s AUDREY MILFS
                             ----------------
                      Title: Audrey Milfs, Secretary

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